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                                                                   Exhibit 23.14

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 5, 1999, with respect to the consolidated financial statements of Falcon Communications, L.P. included in Amendment No. 5 to the Registration Statement on Form S-1 and related Prospectus of Charter Communications, Inc. for the registration of its Class A common stock.


                                       /s/ ERNST & YOUNG LLP

Los Angeles, California

November 4, 1999